Depreciation and amortization	12 Months Ended
Mar. 31, 2024
Depreciation and amortisation expense [abstract]
Depreciation and amortization	Depreciation and amortization

(EUR thousand)		For the financial year ended March 31
Depreciation and amortization	Notes	2024	2023	2022
Depreciation of property, plant and equipment	13,14	(14,167)	(14,033)	(16,737)

Amortization of cost to fulfill customer contracts		(1,753)	(1,897)	(3,121)
Amortization of customer relationships		(223)	(10,562)	(44,101)
Amortization of trademarks		(2,237)	(2,237)	(2,237)
Amortization of other intangible assets		(25,401)	(22,299)	(21,704)
Amortization of intangible assets	15	(29,614)	(36,995)	(71,163)
Total		(43,782)	(51,028)	(87,900)
The depreciation of property, plant and equipment predominantly comprises of depreciation related to the right-of-use assets; for further details please refer to Note 14.
For the financial year ended March 31, 2024, the amortization of intangible assets sources mainly from other intangible assets such as internally-developed IT software for TFS and Payments businesses, and to software purchased from external parties. For the financial years ended March 31, 2023, and 2022 the amortization of intangible assets predominantly sources from the assets recognized in the purchase price allocation process during the acquisition of Global Blue by Silver Lake and Partners Group in 2012, secondarily to other intangible assets such as internally-developed IT software for TFS and Payments businesses, and to software purchased from external parties; for further details please refer to Note 15. The amortization period for customer relationships related to key accounts and national accounts acquired in 2012 ended as of July 31, 2022, while the initial acquisition value of these assets was EUR335.2 million.